                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement No. 333-88461 of ebank Financial Services, Inc. on Form S-8 of our report, dated February 18, 2005, appearing in this Annual Report on Form 10-KSB of ebank Financial Services, Inc. for the year ended December 31, 2004.

                                                /s/ PORTER KEADLE MOORE, LLP

Atlanta, Georgia
March 28, 2005